                                                                    EXHIBIT 10.1



                     WAIVER, AMENDMENT AND JOINDER AGREEMENT


         THIS WAIVER, AMENDMENT AND JOINDER AGREEMENT (this "Agreement") is made and entered into as of this 17th day of April, 1998 by and among CCA Prison Realty Trust ("CCA REIT"), Prison Realty Management, Inc. ("Management"), U.S. Corrections Corporation ("USCC"), the Subsidiaries of USCC identified on the signature pages hereto (such subsidiaries of USCC, collectively with Management and USCC, the "New Borrowers"), the financial institutions who are or may become party to the Credit Agreement referenced below (the "Lenders"), and FIRST UNION NATIONAL BANK (f/k/a First Union National Bank of Tennessee), a national banking association ("First Union"), as Administrative Agent for the Lenders (the "Administrative Agent").

                              Statement of Purpose

         The Lenders agreed to extend certain credit facilities to CCA REIT pursuant to the Credit Agreement dated as of July 18, 1997 by and among CCA REIT, the Lenders and the Administrative Agent (as amended restated, modified or otherwise supplemented from time to time, the "Credit Agreement").

         CCA REIT desires to purchase 100% of the outstanding capital stock of USCC for an aggregate purchase price of approximately $255 Million, through a merger of a Wholly- Owned Subsidiary of CCA REIT with and into USCC, resulting in USSC becoming a Wholly-Owned Subsidiary of CCA REIT (the "Acquisition and Merger"). USCC has several Subsidiaries, which Subsidiaries own certain real property located in Kentucky, North Carolina and Ohio. USCC, Inc., a direct subsidiary of USCC, has an existing credit facility in the aggregate principal amount of up to $70 Million with certain lenders party thereto and Credit Suisse First Boston, as agent for the lenders thereunder (the "Credit Suisse Credit Facility"). The Credit Suisse Credit Facility is secured by substantially all of the assets of USCC and its Subsidiaries (the "USSC Collateral").

         The transactions described above require certain waivers under the terms and conditions of the Credit Agreement. The Borrowers hereby request and the Agents and the Lenders hereby agree to the following:

         NOW THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

         1. Capitalized Terms. All capitalized terms used in this Agreement and not defined herein shall have the meanings assigned thereto in the Credit Agreement.

         2. Effect of Amendments and Waivers. Except as expressly amended hereby, the Credit Agreement and Loan Documents shall be and remain in full force and effect. The waivers granted herein are specific and limited and shall not constitute an amendment of the Credit Agreement or the Loan Documents or a modification, acceptance or waiver of any other provision of or default under the Credit Agreement, the Loan Documents or any other document or instrument entered into in connection therewith or a future modification, acceptance or waiver of the provisions set forth therein (except to the extent necessary to give effect to the specific waivers and agreements set forth herein).

         3. Amendments to Credit Agreement.

                  (a) Section 1.1 of the Credit Agreement shall hereby be amended by deleting the defined term "Aggregate Commitment" in its entirety and substituting the following in lieu thereof:

                  "'Aggregate Commitment' shall mean the aggregate amount of the Lenders' Commitments hereunder, as such amount may be reduced or modified at any time or from time to time pursuant to the terms hereof. The Aggregate Commitment as of April 17, 1998 shall be Two Hundred and Twenty Five Million Dollars ($225,000,000)."

                  (b) Schedule 1.1(b) of the Credit Agreement is hereby replaced with the updated copy of Schedule 1.1(b) attached hereto.

                  (c) Schedule 6.1(a) and Schedule 6.1(b) of the Credit Agreement are hereby replaced with the updated copies of such Schedules attached hereto.

         4. Waivers of Credit Agreement. The Administrative Agent and the Lenders hereby consent to the following waivers under the Credit Agreement:

                  (a) The Administrative Agent and the Lenders hereby waive the provisions of Section 8.16 for the period commencing on the date hereof and continuing through and including May 15, 1998 (the "Collateral Waiver Period"), solely to permit the consummation of the Acquisition and Merger without the execution of the joinder agreements and other documents required pursuant to Section 8.16; provided, that (i) CCA REIT and its new direct and indirect Subsidiaries shall use their reasonable best efforts to deliver to the Administrative Agent the documents required pursuant to the terms and conditions of Section 8.16 on the date hereof and (ii) on or before the last day of the Collateral Waiver Period, CCA REIT and its new direct and indirect Subsidiaries shall have executed and delivered to the Administrative Agent each and every document required pursuant to the terms and conditions of Section 8.16.

                  (b) The Administrative Agent and the Lenders hereby waive the provisions of Sections 10.1 and 10.3 for the period commencing on the date hereof and continuing through and including April 28, 1998 (the "Credit Suisse Waiver Period"), solely to permit the Credit Suisse Credit Facility and the Liens on the USCC Collateral which secure such Debt; provided, that on or before the last day of such period, the Credit Suisse Credit Facility shall have been repaid in full and






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

         terminated and the Liens on the USCC Collateral shall have been released.

                  (c) The Administrative Agent and the Lenders hereby waive the provisions of Sections 10.4 and 10.5 solely to permit the Acquisition and Merger.

                  (d) The Administrative Agent and the Lenders hereby waive the provisions of Section 10.4 solely to permit CCA REIT and its new direct and indirect Subsidiaries to deliver the security documents and other documents and instruments required pursuant to Section 10.4(b) which shall evidence the first priority Lien on the USCC Collateral on or prior to the last day of the Collateral Waiver Period; provided that CCA REIT and its new direct and indirect Subsidiaries shall use their reasonable best efforts to deliver the security documents and other documents and instruments required pursuant to Section 10.4(b) which shall evidence the first priority Lien on the USSC Collateral on the date hereof.

         5. The Administrative Agent and the Lenders hereby waive any Default or Event of Default which shall have or may occur under (a) arising from the Borrowers' failure to comply with Section 8.16 solely with regard to Management prior to the date hereof and (b) Section 11.1(g), solely as a result of an "default or event of "default" under the Credit Suisse Credit Facility resulting from the consummation of the Acquisition and Merger and the execution and delivery of this Agreement or any other document required pursuant to this Agreement; provided, that this waiver shall only be effective during the Credit Suisse Waiver Period.

         6. Each of the New Borrowers hereby agrees that by executing this Agreement it shall become a Borrower party to the Credit Agreement and each other applicable Loan Document as if a signatory thereto on the Closing Date of the Credit Agreement, and each New Borrower shall comply with all of the terms, covenants, conditions and agreements set forth in the Credit Agreement and each applicable Loan Document and hereby makes each representation and warranty to be made by the Borrowers under the Credit Agreement and each applicable Loan Document, in each case set forth therein. Further, each New Borrower agrees that it shall be jointly and severally liable with each Borrower for all Obligations of any Borrower under the Credit Agreement or any other Loan Document regardless of the date of such Obligation.

         7. Conditions. The effectiveness of this Agreement shall be conditioned upon delivery to the Administrative Agent of the following items:

                  (a) Notes. CCA REIT and the New Borrowers shall issue and deliver to the Administrative Agent, in exchange for the Notes outstanding, separate new Notes, payable to each Lender in the amount of such Lender's Commitment Percentage or the Aggregate Commitment.

                  (b) Officer's Certificate. The Administrative Agent shall have received a certificate from the chief executive officer or chief financial officer of CCA REIT,





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

         in form and substance reasonably satisfactory to the Administrative Agent, to the effect that all representations and warranties of the Borrowers contained in the Credit Agreement and the other Loan Documents are true, correct and complete in all material respects; that no Borrower is in violation of any of the covenants contained in the Credit Agreement and the other Loan Documents; that, after giving effect to the transactions contemplated by this Agreement, no Default or Event of Default has occurred and is continuing; and that each Borrower has satisfied each of the closing conditions hereof to be satisfied thereby.

                  (c) Secretary's Certificates. The Administrative Agent shall have received a certificate of the secretary or assistant secretary of each of CCA REIT and the New Borrowers certifying that (A) attached thereto is a true and complete copy of the certificate of incorporation or declaration of trust, as applicable, of such entity and all amendments thereto, certified as of a recent date by the appropriate Governmental Authority in its jurisdiction of incorporation; (B) attached thereto is a true and complete copy of the bylaws of such entity as in effect on the date of such certification; (C) attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors of such entity authorizing the transactions contemplated herein, the borrowings contemplated hereunder and the execution, delivery and performance of this Agreement and the other documents related thereto; and (D) as to the incumbency and genuineness of the signature of each officer of such entity executing this Agreement and the other documents related hereto.

                  (d) Certificates of Good Standing. The Administrative Agent shall have received short-form certificates as of a recent date of the good standing of each of CCA REIT and the New Borrowers under the laws of its jurisdiction of organization and such other jurisdictions requested by the Administrative Agent.

                  (e) Opinions of Counsel. The Administrative Agent shall have received favorable opinions of counsel to the Borrowers (including local counsel) addressed to the Administrative Agent and the Lenders with respect to such Persons and the Loan Documents, as modified by this agreement, reasonably satisfactory in form and substance to the administrative Agent and the Lenders.

                  (f) Credit Suisse Credit Facility Payoff. The Administrative Agent shall have received evidence, in form and substance satisfactory to the Administrative Agent that (i) USCC, Inc. shall have given irrevocable notice to Credit Suisse of its intention to pay off and terminate the Credit Suisse Credit Facility and (ii) funds sufficient to repay in full all outstanding obligations under the Credit Suisse Credit Facility have been deposited with a bank satisfactory to the Administrative Agent pursuant to an agreement, in form and substance satisfactory to the Administrative Agent, requiring (A) that such funds be used to pay in full and terminate the Credit Suisse Credit Facility upon the expiration of the prepayment notice period under the Credit Suisse Credit Facility and (B) upon such payment and termination all Liens securing such facility shall be released.







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                  (g) Fees. In order to compensate the Administrative Agent and the Lenders for their obligations hereunder, the Borrowers agrees to pay to the Administrative Agent and the Lenders existing at the time this Agreement becomes effective the fees set forth in that certain commitment letter agreement of even date herewith between CCA REIT and First Union National Bank.

                  (h) Expenses. The Borrower shall pay all reasonable out-of-pocket expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Agreement, including without limitation, the reasonable fees and disbursements of counsel for the Administrative Agent.

         7. Representations and Warranties; No Default. By its execution hereof, CCA REIT hereby certifies that each of the representations and warranties set forth in the Credit Agreement and the other Loan Documents is true and correct as of the date hereof as if fully set forth herein (other than representations and warranties which speak as of a specific date pursuant to the Credit Agreement, which representations and warranties shall have been true and correct as of such specific dates) and that as of the date hereof no Default or Event of Default has occurred and is continuing.

         8. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of North Carolina.

         9. Counterparts. This Agreement may be executed in separate counterparts, each of which when executed and delivered is an original but all of which taken together constitute one and the same instrument.







                            [Signature Pages Follow]




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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date and year first above written.

[SEAL]                                 CCA PRISON REALTY TRUST


                                       By:    /s/ Vida H. Carroll
                                              ----------------------------------
                                       Name:  Vida H. Carroll
                                              ----------------------------------
                                       Title: Secretary
                                              ----------------------------------


[CORPORATE SEAL]                       U.S. CORRECTIONS CORPORATION


                                       By     /s/ D. Robert Crants, III
                                              ----------------------------------
                                       Name:  D. Robert Crants, III
                                              ----------------------------------
                                       Title: President
                                              ----------------------------------


[CORPORATE SEAL]                       USCC, INC.


                                       By:    /s/ D. Robert Crants, III
                                              ----------------------------------
                                       Name:  D. Robert Crants, III
                                              ----------------------------------
                                       Title: President
                                              ----------------------------------


[CORPORATE SEAL]                       U.S. CORRECTIONS LEASING (NC)
                                       AVERY/MITCHELL FACILITY, INC.

                                       By:    /s/ D. Robert Crants, III
                                              ----------------------------------
                                       Name:  D. Robert Crants, III
                                              ----------------------------------
                                       Title: President
                                              ----------------------------------





                           [Signature Pages Continue]






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[CORPORATE SEAL]                       U.S. CORRECTIONS LEASING (NC)
                                       PAMLICO FACILITY, INC.


                                       By:    /s/ D. Robert Crants, III
                                              ----------------------------------
                                       Name:  D. Robert Crants, III
                                              ----------------------------------
                                       Title: President
                                              ----------------------------------


[CORPORATE SEAL]                       QUEENSGATE CORRECTIONAL
                                       CENTER, INC.


                                       By:    /s/ D. Robert Crants, III
                                              ----------------------------------
                                       Name:  D. Robert Crants, III
                                              ----------------------------------
                                       Title: President

[CORPORATE SEAL]                       PRISON REALTY MANAGEMENT, INC.


                                       By:    /s/ Vida H. Carroll
                                              ----------------------------------
                                       Name:  Vida H. Carroll
                                              ----------------------------------
                                       Title: Secretary
                                              ----------------------------------




                           [Signature Pages Continue]






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                                       FIRST UNION NATIONAL BANK (f/k/a
                                       First Union National Bank of Tennessee), as Administrative Agent and Lender


                                       By:    /s/ James Downes
                                              ----------------------------------
                                       Name:  James Downes
                                              ----------------------------------
                                       Title: Vice President
                                              ----------------------------------


                           [Signature Pages Continue]





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                                       SOUTHTRUST BANK, N.A., as Lender


                                       By:    /s/ James M. Sloan, Jr.
                                              ----------------------------------
                                       Name:  James M. Sloan, Jr.
                                              ----------------------------------
                                       Title: Vice President
                                              ----------------------------------



                           [Signature Pages Continue]





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                                       AMSOUTH BANK, as Lender


                                       By:    /s/ Dan Andrews, Jr.
                                              ----------------------------------
                                       Name:  Dan Andrews, Jr.
                                              ----------------------------------
                                       Title: Senior Vice President
                                              ----------------------------------



                           [Signature Pages Continue]



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                                       CIBC INC., as Lender


                                       By:    /s/ Roger Colden
                                              ----------------------------------
                                       Name:  Roger Colden
                                              ----------------------------------
                                       Title: Executive Director
                                              ----------------------------------


                           [Signature Pages Continue]




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                                       COMERICA BANK, as Lender


                                       By:    /s/ Kristin L. Andersen
                                              ----------------------------------
                                       Name:  Kristin L. Andersen
                                              ----------------------------------
                                       Title: Account Officer
                                              ----------------------------------




                           [Signature Pages Continue]





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                                       FIRST TENNESSEE BANK, as Lender


                                       By:    /s/ Laurie D. Gilreath
                                              ----------------------------------
                                       Name:  Laurie D. Gilreath
                                              ----------------------------------
                                       Title: Vice President
                                              ----------------------------------




                           [Signature Pages Continue]



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                                       MERCANTILE BANK NATIONAL
                                       ASSOCIATION, as Lender


                                       By:    /s/ Donald A. Adam
                                              ----------------------------------
                                       Name:  Donald A. Adam
                                              ----------------------------------
                                       Title: Vice President
                                              ----------------------------------




                           [Signature Pages Continue]




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                                       UNION PLANTERS BANK, N.A.
                                       (formerly Union Planters National Bank), as Lender


                                       By:    /s/ Victoria E. Docauer
                                              ----------------------------------
                                       Name:  Victoria E. Docauer
                                              ----------------------------------
                                       Title: Vice President
                                              ----------------------------------





                           [Signature Pages Continue]




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                                       BANK HAPOALIM, B. M., as Lender


                                       By:    /s/ Frank McEntee
                                              ----------------------------------
                                       Name:  Frank McEntee
                                              ----------------------------------
                                       Title: Vice President/Controller
                                              ----------------------------------


                                       By:    /s/ Carl Kopfinger
                                              ----------------------------------
                                       Name:  Carl Kopfinger
                                              ----------------------------------
                                       Title: Vice President
                                              ----------------------------------



                           [Signature Pages Continue]





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                                       BANK OF SCOTLAND, as Lender


                                       By:    /s/ Annie Chin Tat
                                              ----------------------------------
                                       Name:  Annie Chin Tat
                                              ----------------------------------
                                       Title: Vice President
                                              ----------------------------------






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                                 SCHEDULE 1.1(B)


                                                               Revolving
                                                                 Credit                Commitment
Lender                                                         Commitment              Percentage
------                                                         ----------              ----------
First Union National Bank of Tennessee                        $105,000,000            46.6666666667%
One First Union Center, TW-10
301 South College Street
Charlotte, North Carolina 28288-0608
Attn.:     Syndication Agency Services
           Telephone:  (704) 383-0281
           Telecopy:    (704) 383-0288

and

First Union National Bank of Tennessee
150 Fourth Avenue North
Nashville, Tennessee 37219
Attn.:     Tim Fouts
           Telephone:  (615) 251-9243
           Telecopy:    (615) 251-9461

SouthTrust Bank, National Association                         $ 20,000,000             8.8888888889%
420 North 20th Street
Birmingham, Alabama 35203
Attn.:     Jim Sloan
           Telephone:  (205) 254-5870
           Telecopy:    (205) 254-8270

AmSouth Bank                                                  $ 20,000,000             8.8888888889%
333 Union Street, #200
Nashville, Tennessee 37201
Attn.:     Dan Andrews
           Telephone:  (615) 291-5259
           Telecopy:    (615) 291-5257






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

                                                               Revolving
                                                                 Credit                Commitment
Lender                                                         Commitment              Percentage
------                                                         ----------              ----------
CIBC Inc.                                                     $15,000,000            6.66666666667%
Two Paces West
2727 Paces Ferry Road, Ste. 1200
Atlanta, Georgia 30339
Attn.:     Roger Colden
           Telephone:  (770) 319-4902
           Telecopy:    (770) 319-4954

Comerica Bank                                                 $20,000,000            8.88888888889%
9th Floor MC 3280
500 Woodward Avenue
Detroit, Michigan 48226
Attn.:     Kristine L. Andersen
           Telephone:  (313) 222-3648
           Telecopy:    (313) 222-3330

First Tennessee Bank                                          $10,000,000             4.4444444444%
511 Union Street, 2nd Floor
Nashville, Tennessee 37219
Attn.:     Laurie D. Gilreath
           Telephone:  (615) 734-6216
           Telecopy:    (615) 734-6148

Mercantile Bank, National Association                         $10,000,000             4.4444444444%
721 Locust Street, TRAM 12-3
St. Louis, Missouri 63101
Attn.:     Donald A. Adam
           Telephone:  (314) 425-2420
           Telecopy:    (314) 425-3859

Union Planters Bank, N.A.                                     $10,000,000             4.4444444444%
(formerly Union Planters National Bank)
6200 Poplar Avenue, 4th Floor
Memphis, Tennessee 38119
Attn.:     Victoria E. Docauer
           Telephone:  (901) 580-5507
           Telecopy:    (901) 580-5451



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




                                                               Revolving
                                                                 Credit                Commitment
Lender                                                         Commitment              Percentage
------                                                         ----------              ----------
Bank Hapoalim, B.M.                                           $10,000,000            4.4444444444%
1515 Market Street
Philadelphia, Pennsylvania 19102
Attn.:     Ellen Frank
           Telephone:  (215) 665-2200
           Telecopy:    (215) 665-2217



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







                                                               Revolving
                                                                 Credit                Commitment
Lender                                                         Commitment              Percentage
------                                                         ----------              ----------
Bank of Scotland                                               $5,000,000             2.2222222222%
111 Riverside Avenue, Suite 230
Jacksonville, Florida 32202
Attn.:     Hugh Van Seaton
           Telephone:  (904) 353-7766
           Telecopy:    (904) 353-7833                         __________             _____________

Total                                                         $225,000,000                100%
                                                              ============




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